Goodwill and Intangible Assets	6 Months Ended
Jun. 30, 2026
Goodwill and Intangible Assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS

6. GOODWILL AND INTANGIBLE ASSETS

The changes in the carrying amount of goodwill as of December 31, 2025 and June 30, 2026 by reporting segment are as follows:

	As of
	December 31,	June 30,
	2025	2026
Goodwill, net	$1,955,683	$977,842
Customer relationships, net	2,414,357	1,555,262
Total goodwill and intangible assets, net	$4,370,040	$2,533,104

We estimated the fair value of the reporting unit based on the present value of its estimated future cash flows. Our determination of fair value involved judgment and the use of estimates and significant assumptions related to projected revenue growth rates, projected EBITDA margins, and the discount rate used to calculate estimated future cash flows. We believe that our assumptions used in discounting future cash flows are appropriate.

Goodwill acquired in our 2025 acquisitions has expanded our portfolio of an integrated home health hub in the U.S. market and expanded our market opportunities, including addressing major challenges within home health, particularly for Medicaid populations, including the 125,000 preventable deaths annually resulting from missed medications, and the high rate of chronic conditions among Medicaid beneficiaries. Goodwill will not be amortized, but will be tested for impairment at least annually. For 2025 acquisitions, no goodwill will be deductible for tax purposes.

As of June 30, 2026, based on management’s assessment of the operating performance of iTonic Corporation, an impairment of goodwill in the amount of $977,841 and an impairment of customer relationship intangible assets of $718,258 were recognized.